Exhibit 99.1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.  This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: June 29, 2010	WARBURG PINCUS PRIVATE EQUITY IX, L.P.
		By:	Warburg Pincus IX, LLC,
its General Partner

		By:	Warburg Pincus Partners, LLC,
its Sole Member

		By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Partner

Dated: June 29, 2010	WARBURG PINCUS IX, LLC
		By:	Warburg Pincus Partners, LLC,
its Sole Member

		By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Partner

Dated: June 29, 2010	WARBURG PINCUS PARTNERS, LLC
		By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Partner

Dated: June 29, 2010	WARBURG PINCUS & CO.

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Partner

Dated: June 29, 2010	WARBURG PINCUS LLC

	By:	/s/ Scott A. Arenare
		Name:	Scott A. Arenare
		Title:	Managing Director

Dated: June 29, 2010

/s/ Scott A. Arenare
Charles R. Kaye
	By:	Scott A. Arenare
as Attorney-in-Fact*

Dated: June 29, 2010

/s/ Scott A. Arenare
Joseph P. Landy
	By:	Scott A. Arenare
as Attorney-in-Fact**

*The Power of Attorney given by Mr.Kaye was previously filed as Exhibit 24.2 with the Warburg Pincus Private Equity IX, L.P. Form 3 for Builders FirstSource, Inc., on March 3, 2006, and is hereby incorporated by reference.

**The Power of Attorney given by Mr. Landy was previously filed as Exhibit 24.1 with the Warburg Pincus Private Equity IX, L.P. Form 3 for Builders FirstSource, Inc., on March 3, 2006, and is hereby incorporated by reference.